UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2005

TERAX ENERGY, INC.

(Exact name of registrant as specified in charter)

NEVADA	333-72230	88-0475757
(State of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8150 N. Central Expy., Suite 1800
Dallas, TX	75206
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (512) 417-1742

ROYAL PHOENIX

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant

On March 22, 2005, Joseph Scott Wilson, the Registrant's sole officer and director, sold 21,030,000 shares of the Registrant's common stock owned by Mr. Wilson to Bill Chester for $10,000 in cash, and concurrently appointed Mr. Chester as the Registrant's President, Secretary, Treasurer and Director. The shares sold by Mr. Wilson to Mr. Chester represent approximately 73% of the Registrant's issued and outstanding shares of common stock.

Mr. Chester used his personal funds for the purchase of the shares from Mr. Wilson.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Resignation of Director and Officer

On March 22, 2005, Joseph Scott Wilson, resigned from the Registrant's board of directors and as President, Secretary and Treasurer.

(c) Appointment of Officer

On March 22, 2005, concurrent with Mr. Wilson's resignation, Bill Chester was appointed President, Secretary and Treasurer of the Registrant.

Mr. Chester has over 25 years experience in the oil and gas, banking and real estate industries. Since 2000, Mr. Chester has been an independent consultant providing services to the oil and gas and real estate industries. From 1998 to 2000 Mr. Chester was Vice-President of Strategy One Solutions, a 3D seismic services company and from 1985 to 1997 Mr. Chester was President of Crestar Investments, an oil and gas exploration company. Mr. Chester received a Bachelor of Science Degree in 1971 from Lamar University and a Masters Degree form Stephen F. Austin State University in 1977.

(d) Election of New Director

On March 22, 2005, prior to Mr. Wilson's resignation the board of directors elected Bill Chester as a member of the Registrant's board of directors.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On March 15, 2005, the Registrant changed its name from Royal Phoenix to Terax Energy, Inc. The name change was effected through an amendment to the Registrant's articles of incorporation and approved by the board of directors and by a majority consent of its stockholders. A copy of the certificate of amendment to the articles of incorporation is attached hereto as exhibit 3(i)(a).

Section 8 - Other Events

Item 8.01 Other Events

(a) Change of Principal Executive Office

On March 22, 2005, the Registrant changed its principal executive office to 8150 N. Central Expy., Suite 1800, Dallas, TX 75206.

(b) OTC:BB Symbol Change

On March 24, 2005, in conjunction with the name change referenced above, the Registrant's OTC:BB trading symbol changed to "TXEI".

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Title of Description
3i	Articles of Incorporation
(a)	Certificate of Amendment to Articles of Incorporation changing the Registrant's name to Terax Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TERAX ENERGY, INC.

By: /s/ Bill Chester

Bill Chester, President

Date: March 28, 2005